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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2006

                                 RCN CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       001-16805             22-3498533
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                              196 VAN BUREN STREET
                                HERNDON, VA 20170
          (Address of principal executive offices, including zip code)

                                 (703) 434-8200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2006, RCN Corporation (collectively, with its direct and indirect subsidiaries, "RCN"), announced its financial results for the quarter ended June 30, 2006. A copy of the press release containing the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference. RCN does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 7.01. REGULATION FD DISCLOSURE.

         RCN prepared a slide presentation in connection with RCN's earnings release for the second quarter of 2006. A copy of the slide presentation is included as Exhibit 99.2 to this report and is incorporated herein by reference. RCN does not intend for this Item 7.01 or Exhibit 99.2 to be treated as "filed" under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    EXHIBITS

         99.1   RCN Corporation Earnings Press Release dated August 9, 2006.
         99.2   RCN Corporation Slide Presentation dated August 9, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RCN CORPORATION

                               By: /s/ Peter D. Acquino
                                  ----------------------------------------------
                                  Name: Peter D. Aquino
                                  Title:  President and Chief Executive Officer

Date:  August 9, 2006